Non-Employee Director SOP/DGR/Execution A


               COOKER RESTAURANT CORPORATION

         2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

        1. Purpose of Plan: The purpose of the 2000 Non-Employee Director Stock Option Plan (the "Plan") is to attract and retain the services of experienced and knowledgeable independent directors of Cooker Restaurant Corporation, an Ohio corporation (the "Corporation"), and to provide additional incentive for such directors to continue to work for the best interests of the Corporation and its shareholders through an investment interest in the future success of the Corporation.

        2. Administration: The Plan shall be administered by the Board of Directors of the Corporation (the "Board") or, at the election of the Board, by the Compensation Committee of the Board (the "Committee"; and with the Board, the "Administrator"). Subject to the provisions of the Plan, the Administrator shall grant stock options under the Plan and is authorized to interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for its administration. Interpretation and construction of any provision of the Plan by the Administrator shall be final, conclusive, and binding upon the Corporation and the Participant.

        3. Indemnification of Administrator: In addition to such other rights of indemnification as they may have, the members of the Administrator shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such member of the Administrator has acted in bad faith; provided, however, that within sixty (60) days after receipt of notice of institution of any such action, suit or proceeding a member of the Administrator shall offer the Corporation in writing the opportunity, at its own cost, to handle and defend the same.

        4. Maximum Number of Shares Subject to Plan: The maximum number of shares with respect to which options may be granted under the Plan shall be in the aggregate of Two Hundred Thousand (200,000) shares of common shares, without par value, of the Corporation (the "Common Shares"), which may consist in whole or in part of the authorized and unissued Common Shares of the Corporation or shares of Common Shares purchased on the open market or from private sources.
If an option is canceled, expires or terminates for any reason without having been fully exercised, the number of shares with respect to which the option was not exercised at the time of its cancellation, expiration or termination shall again become available for the grant of options under the Plan.

        The number of shares subject to each outstanding option, the number of shares subject to each option to be granted under the Plan, the option price with respect to outstanding options, and the aggregate number of shares remaining available under the Plan shall be subject to such adjustment as the Administrator, in its discretion,



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                                    Non-Employee Director SOP/DGR/Execution A


deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Corporation, provided, however, that no fractional shares shall be issued pursuant to the Plan, no options may be granted under the Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding option.

        5.      Eligibility for and Grant of Options:

        (a) Eligibility. Each member of the Board who otherwise (i) is not presently an employee of the Corporation, (ii) is not a former employee still receiving compensation for prior services (other than benefits under a tax-qualified pension plan), and (iii) is not currently receiving remuneration from the Corporation in any capacity other than as a director shall be eligible for the grant of stock options under the Plan (a "Participant").

        (b) Initial Option Grants. In addition to any other grants made pursuant to the terms of the Plan, each Participant who is first elected to the Board at any time after January 1, 2000 shall automatically receive a one-time grant of an option to purchase Ten Thousand (10,000) shares of the Common Shares of the Corporation
(subject to adjustment as provided in Paragraph 4). Any such award shall be made within one month after the date such Participant is first elected to the Board, but in no event prior to the date the Plan is approved by the shareholders of the Corporation in accordance with
Section 15.

        (c) Annual Option Grants. In addition to any other grants made pursuant to the terms of the Plan, beginning with the annual meeting of the shareholders of the Corporation pursuant to which the Plan is approved, each year on the date of the annual meeting of the shareholders of the Corporation, there shall automatically be granted to each Participant who is serving on or elected to the Board on such date and who attended at least seventy-five per cent (75%) of the total number of meetings of the Board (and committees thereof on which the Participant served) held during the immediately preceding calendar year (or if the Participant has served for less than a full calendar year, such Participant attended at least seventy-five per cent (75%) of the total number of meetings of the Board and committees which were held during that period), an option to purchase Seven Thousand Five Hundred (7,500) shares of the Common Shares of the Corporation
(subject to adjustment as provided in Paragraph 4).

        (d) Discretionary Option Grants. Subject to the terms of the Plan, the Administrator may grant Participants such number of stock options as the Administrator may determine from time to time in addition to those grants made pursuant to the terms of Section 5(b) and 5(c) hereof.

        (e) Nonqualified Stock Options. The options to be granted under the Plan shall be nonqualified stock options (stock options which do not constitute "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended).

        6. Written Agreement: Each option shall be evidenced by a written agreement which shall contain such provisions as may be approved by the Administrator. Such agreements shall constitute binding contracts between the Corporation and the Participant and every Participant, upon acceptance of such agreement, shall be bound by the terms and restrictions of the Plan and of the agreement. The



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                                    Non-Employee Director SOP/DGR/Execution A


terms of each such agreement shall be in accordance with the Plan, but the agreements may include such additional provisions and restrictions determined by the Administrator, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan.

        7. Option Price: The price per share for which the shares covered by an option may be purchased shall be the fair market value of a share (the "Fair Market Value") on the date the option is first granted. Fair Market Value shall be deemed to be (a) if the shares of the Common Shares are listed or admitted to trading on a national securities exchange or the Nasdaq National Market, the per share of Common Shares closing price regular way on the principal national securities exchange or the Nasdaq National Market on which the shares of Common Shares are listed or admitted to trading on the day prior to the date of determination or, if no closing price can be determined for the date of determination, the most recent date for which such price can reasonably be ascertained, or (b) if the shares of Common Shares are not listed or admitted to trading on a national securities exchange or the Nasdaq National Market, the mean between the representative bid and asked per share prices in the over-the-counter market at the closing of the day prior to the date of determination or the most recent such bid and asked prices then available, as reported by NASDAQ or if the shares of Common Shares are not then quoted by NASDAQ as furnished by any market maker selected from time to time by the Corporation for that purpose.

        8. Payment of Option Price: At the time of the exercise in whole or in part of any option granted hereunder, payment of the option price in full in cash or in Common Shares of the Corporation shall be made by the Participant for all shares so purchased. No Participant shall have any of the rights of a shareholder of the Corporation under any option until the actual issuance of shares to said Participant, and prior to such issuance, no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraph 4.

        9. Exercise and Term of Options: Subject to the provisions of this Paragraph 9, (i) each stock option granted pursuant to either
Section 5 (b) or 5(c) shall vest and become exercisable on the date of grant of the option; and (ii) each other stock option granted hereunder shall be exercisable at any time or times or in any installments as may be determined by the Administrator at the time of the grant. If not sooner terminated as provided herein, each option granted hereunder shall expire ten (10) years from the date of grant. Notwithstanding the foregoing, all options that have not previously been exercised, nor lapsed and ceased to be exercisable, shall vest and become exercisable upon the occurrence of a Change in Control; but under no circumstance shall any portion of an option that has not vested and become exercisable at the time the Participant ceases to be a director, for any reason, vest or become exercisable at any time after the Participant ceases to be a director.

        A "Change in Control" means (a) the acquisition by any person (defined for the purposes of this Section to mean any person within the meaning of Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act")), other than the Corporation or an employee benefit plan created by its Board for the benefit of its employees, either directly or indirectly, of the beneficial ownership (determined under Rule 13d-3 of the regulations promulgated by the Securities and Exchange Commission ("SEC") under Section 13(d) of the Exchange Act) of securities issued by the Corporation having 20% or more of the voting power of all the voting securities issued by the Corporation in



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                                    Non-Employee Director SOP/DGR/Execution A


the election of directors at the next meeting of the holders of voting securities to be held for such purpose, and such person acquired such beneficial ownership without the prior consent of the Board; (b) the election of a majority of the directors elected at any meeting of the holders of voting securities of the Corporation who are persons who were not nominated for such election by the Board or a duly constituted committee of the Board; or (c) the merger or consolidation with, or transfer of substantially all of the assets of the Corporation to, another person and the Board does not adopt a resolution, before the Corporation enters into any agreement for such merger, consolidation or transfer, determining that it is not a Change in Control.

        A Participant may exercise an option, if then exercisable, in whole or in part by delivery to the Corporation of written notice of the exercise, in such form as the Administrator may prescribe, accompanied by full payment for the shares with respect to which the option is being exercised.

        If an option is exercised as to less than all of the shares of Common Shares purchasable thereunder, new duly executed option agreements reflecting the decreased number of shares of Common Shares exercisable under such option, but otherwise of the same tenor, shall be returned to the Participant.

        Successive options may be granted to the same Participant, whether or not the option(s) previously granted to such Participant remain unexercised. A Participant may exercise an option, if then exercisable, notwithstanding that options previously granted to such Participant remain unexercised.

        10. Nontransferability: No stock option granted under this Plan shall be transferred, assigned, pledged or hypothecated in any way, whether by operation of law (including bankruptcy) or otherwise except pursuant to a will or the laws of descent and distribution or pursuant to a valid qualified domestic relations order. During the lifetime of the Participant, a stock option may be exercised only by that Participant.

        11. Continuation of Service: The Administrator may require, in its discretion, that any Participant under the Plan to whom an option shall be granted shall agree in writing as a condition of the granting of such option to continue serving on the Board for a designated minimum period from the date of the granting of such option as shall be fixed by the Administrator. Nothing contained in the Plan or in any option granted pursuant to the Plan, nor any action taken by the Administrator hereunder, however, shall confer upon any Participant any right with respect to continuation of membership on the Board nor interfere in any way with the right of the Corporation to terminate such person's membership on the Board at any time.

        12. Termination of Service: If the membership of a Participant on the Board terminates by reason of death or disability, an option granted to such Participant which has vested prior to the date of termination may be exercised for a period of twelve months after the date of termination. If the membership of a Participant on the Board terminates for any reason other than death or disability, an option granted to such Participant which has vested prior to the date of termination may be exercised for a period of sixty days after the date of termination. In no event, however, shall an option be exercisable subsequent to its expiration date. An option may only be exercised after termination of a Participant's membership on the Board
(irrespective of the reason for such termination) to the extent it was exercisable on the date of termination, and an Option, or any portion



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                                    Non-Employee Director SOP/DGR/Execution A


thereof, that was not exercisable on the date of termination shall be forfeited.

        13. Investment Purpose: If the Administrator in its discretion determines that as a matter of law such procedure is or may be desirable, it may require a Participant, upon any acquisition of stock hereunder, to execute and deliver to the Corporation a written statement, in form satisfactory to the Administrator, representing and warranting that the Participant's acquisition of shares of stock shall be for such person's own account, for investment and not with a view to the resale or distribution thereof and that any subsequent offer for sale or sale of any such shares shall be made either pursuant to
(a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Corporation as to the availability of such exemption. The Corporation may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant.

        14. Withholding Payments: If upon the exercise of an option there shall be payable by the Corporation any amount for income tax withholding, either the Corporation shall appropriately reduce the amount of stock to be issued to the participant or the Participant shall pay such amount to the Corporation to reimburse it for such income tax withholding.

        15. Effectiveness of Plan: The Plan shall be effective on the date the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Shares present, or represented, and entitled to vote at a meeting of the shareholders of the Corporation.

        16. Termination, Duration and Amendments of Plan: Unless sooner terminated, the Plan shall terminate on the date ten (10) years after its approval by the shareholders pursuant to Section 15, and no options may be granted thereafter. The termination of the Plan shall not affect the validity of any option outstanding on the date of termination.

        The Board may at any time terminate the Plan, or make amendments to the Plan as it may deem advisable; provided, however, that no amendment shall be effective without the approval of the shareholders of the Corporation by the affirmative vote of the holders of a majority of the outstanding shares of Common Shares present, or represented, and entitled to vote at a meeting of shareholders duly held, if it would:

        (a) authorize the grant of options that may be exercised more then ten (10) years after the date of grant or have an exercise price which is less than the Fair Market Value on the date of grant;

        (b) materially increase the number of shares which may be issued under the Plan; or

        (c) materially modify the requirements for eligibility to participate in the Plan;



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                                    Non-Employee Director SOP/DGR/Execution A


and, further, provided, however, that no amendment or termination of the Plan shall be effective, to alter or impair the rights of a Participant under any option granted before the adoption of such amendment or termination by the Board, without the written consent of the Participant.

        As adopted by the Board on January 24, 2000.



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